BlackRock ETF Trust

iShares U.S. Thematic Rotation Active ETF

(the “Fund”)

Supplement dated May 9, 2025 to the Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated November 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The section of the Prospectus entitled “More Information About the Fund — Other Strategies” is amended to add the following:

∎ Real Estate Investment Trusts — The Fund may invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate-related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund’s SAI is amended as follows:

The chart listing investments and investment strategies in the section entitled “Investment Objective and Policies” is amended to reflect that the Fund may invest in REITs, as follows:

iShares U.S. Thematic Rotation Active ETF
Real Estate Investment Trusts (“REITs”)	X

Shareholders should retain this Supplement for future reference.

SAI-USTR-0524SUP